Exhibit 10.40

PLEDGE AGREEMENT

THIS AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of June 27, 2007 (as amended, restated, supplemented or modified from time to time, the “Agreement”), is given, made and entered into by each of the undersigned pledgors listed on the signature pages hereto and each of the other persons and entities that become bound hereby from time to time by joinder, assumption, or otherwise (each, a “Pledgor” and collectively, the “Pledgors”), and Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as collateral trustee (the “Collateral Trustee”) for the equal and ratable benefit of the Secured Parties (as defined below) pursuant to the Collateral Trust Agreement (as defined below).

WHEREAS, reference is made to that certain Credit Agreement, dated as of June 30, 2004, by and among CONSOL Energy Inc. (the “Borrower”), each of the Guarantors party thereto, the lenders party thereto, LaSalle Bank National Association, Société Générale, New York Branch and SunTrust Bank, each in its capacity as a co-documentation agent, and Citicorp North America, Inc. and PNC Bank, National Association, as co-administrative agents, pursuant to which the co-administrative agents and the lenders provided certain loans and other financial accommodations to the Borrower and its Subsidiaries (the “Original Credit Agreement”); and

WHEREAS, pursuant to the Original Credit Agreement and that certain Indenture, dated March 7, 2002, among the Borrower, certain of its Subsidiaries and The Bank of Nova Scotia Trust Company of New York, as trustee (as supplemented, modified, amended or restated from time to time, the “Indenture”), the Collateral Trustee has entered into that certain Collateral Trust Agreement, dated as of June 30, 2004 (as supplemented, modified, amended or restated from time to time, the “Original Collateral Trust Agreement”) with the Borrower, David A. Vanaskey, as individual trustee, and the Designated Subsidiaries (as defined therein) to accept the grant of a security interest under this Agreement as security for the Secured Obligations (as defined below) for the equal and ratable benefit of the Secured Parties.

WHEREAS, the obligations, liabilities and indebtedness of the Borrower and the other loan parties thereunder under the Original Credit Agreement, the Original Collateral Trust Agreement and under the other loan documents executed and delivered in connection therewith are secured pursuant to a pledge agreement given in connection with the Original Credit Agreement (the “Original Pledge Agreement”); and

WHEREAS, the Original Credit Agreement was amended and restated in its entirety by that certain Amended and Restated Credit Agreement dated as of April 1, 2005, by and among the Borrower, each of the Guarantors party thereto, the lenders party thereto, LaSalle Bank National Association, Société Générale, New York Branch and SunTrust Bank, each in its capacity as a co-documentation agent, and Citicorp North America, Inc. and PNC Bank, National Association, as co-administrative agents (the “Original Amended and Restated Credit Agreement”);

WHEREAS, the Original Amended and Restated Credit Agreement has been amended and restated in its entirety by that certain Amended and Restated Credit Agreement of even date herewith, by and among the Borrower, each of the Guarantors party thereto, the Lenders party thereto (the “Lenders”), LaSalle Bank National Association, Société Générale, New York Branch and SunTrust Bank, each in its capacity as a co-documentation agent, and Citicorp North America, Inc. and PNC Bank, National Association, as Co-Administrative Agents (the “Co-Administrative Agents”) (as it may hereafter be amended, restated, modified or supplemented from time to time, the “Credit Agreement”); and

WHEREAS, the Original Collateral Trust Agreement has been amended and restated in its entirety by that certain Amended and Restated Collateral Trust Agreement of even date herewith, by and among the Borrower, the Collateral Trustee, David A. Vanaskey, as individual trustee, and the Designated Subsidiaries (as defined therein) (as it may hereafter be amended, restated, modified or supplemented from time to time, the “Collateral Trust Agreement”); and

WHEREAS, pursuant to the Credit Agreement , the Lenders have agreed to continue to provide certain loans and other financial accommodations to the Borrower; and

WHEREAS, pursuant to and in consideration of the Credit Agreement, certain of the issued and outstanding capital stock, shares, securities, member interests, partnership interests and other ownership interests of each of the Companies shall continue to be pledged to the Collateral Trustee in accordance herewith; and

WHEREAS, each Pledgor owns the outstanding capital stock, shares, securities, member interests, partnership interests and other ownership interests of the Companies as set forth on Schedule A hereto.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.	Defined Terms.

(a) Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Credit Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in Pennsylvania as amended from time to time (the “Code”).

(b) “Pledged Collateral” shall mean and include all of each Pledgor’s present and future right, title and interest in and to the following: (i) all capital stock, shares, member interests, partnership interests and other ownership interests in the corporations, limited liability companies, partnerships or other entities (each a “Company” and collectively the “Companies”) listed on Schedule A attached hereto and made a part hereof (as updated pursuant to Section 5(g) hereof); (ii) together with all dividends or distributions paid or payable on any of the foregoing, and all books and records (whether paper, electronic or any other medium) pertaining to the foregoing, including, without limitation, all stock record and transfer books; and (iii) all cash and non-cash proceeds (including, without limitation, insurance proceeds) of any of the foregoing property, all products thereof, and all additions and accessions thereto, substitutions therefor and replacements thereof; provided, however, that pursuant to Section 8.1.14 of the Credit Agreement, the Pledged Collateral shall not include (I) any stock or assets acquired in a Permitted Acquisition, (II) any ownership interest in an Excluded Subsidiary (other than any wholly-owned Foreign Company or CNX Gas Corporation), (III) any assets described on Schedule 8.1.14 to the Credit Agreement, or (IV) any of the Pledged Collateral described in clauses (ii) and (iii) related to the foregoing.

(c) “Company” and “Companies” shall mean one or more of the entities issuing any of the Pledged Collateral which is or should be (in accordance with Section 5(g) hereof) described on Schedule A hereto.

(d) “Debt Instruments” shall have the meaning set forth in the Collateral Trust Agreement.

(e) “Event of Default” shall mean an Actionable Default (as defined in the Collateral Trust Agreement).

(f) “Foreign Company” shall mean one or more of the entities issuing any of the Pledged Collateral which is not organized under the laws of any state of the United States of America, which is, or should be, described on Schedule A.

(g) “Secured Obligations” shall mean the Secured Debt (as defined in the Collateral Trust Agreement).

(h) “Secured Parties” shall mean collectively, the Collateral Trustees (as defined in the Collateral Trust Agreement), the Co-Administrative Agents, the Paying Agent, the Lenders, The Bank of Nova Scotia Trust Company of New York or any successor thereto, as trustee under the Indenture, and any other holders from time to time of the Secured Obligations and “Secured Party” shall mean each of them individually.

2.	Grant of Security Interests.

(a) To secure on a first priority perfected basis the payment and performance of all Secured Obligations in full, each Pledgor hereby grants to the Collateral Trustee a continuing first priority security interest under the Code in and hereby pledges to Collateral Trustee, in each case for the equal and ratable benefit of the Secured Parties, all of such Pledgor’s now existing and hereafter acquired or arising right, title and interest in, to, and under the Pledged Collateral whether now or hereafter existing and wherever located, subject in all cases to Permitted Liens contemplated by clauses (vi), (x), (xii), (xiv), (xv), (xvi) and (xviii) of the definition of Permitted Liens and inchoate Liens that do not have priority over the Liens granted under the Loan Documents (collectively, the “Permitted Pledged Collateral Liens”).

(b) Notwithstanding anything to the contrary contained in this Agreement, the Pledged Collateral with respect to any one Foreign Company shall not exceed sixty-five percent (65%) of the total combined voting power of all classes of capital stock, shares, securities, member interests, partnership interests and other ownership interests entitled to vote of such Foreign Company and this Agreement shall not apply to any such stock, shares, securities, member interests, partnership interests or ownership interests which are in excess of such sixty five percent (65%) limitation. To the extent the Collateral Trustee receives more than sixty five percent (65%) of the total combined voting power of all classes of capital stock, shares, securities, member interests, partnership interests and other ownership interests entitle to vote of any Foreign Company, the Collateral Trustee shall return such excess stock, shares, securities, member interests, partnership interests and other ownership interests upon the request of a Pledgor.

3.	Further Assurances.

Prior to or concurrently with the execution of this Agreement, and thereafter at any time and from time to time upon reasonable request of the Collateral Trustee, each Pledgor shall execute and deliver to the Collateral Trustee all financing statements, continuation financing statements, assignments, certificates and documents of title, affidavits, reports, notices, schedules of account, letters of authority, further pledges, powers of attorney and all other documents (collectively, the “Security Documents”) which the Collateral Trustee may reasonably request, in form reasonably satisfactory to the Collateral Trustee, and take such other action which the Collateral Trustee may reasonably request, to perfect and continue perfected and to create and maintain the first priority status of the Collateral Trustee’s security interest in the Pledged Collateral and to fully consummate the transactions contemplated under this Agreement, subject only to Permitted Pledged Collateral Liens. Each Pledgor hereby irrevocably makes, constitutes and appoints the Collateral Trustee (and any of the Collateral Trustee’s officers or employees or agents designated by the Collateral Trustee) as such Pledgor’s true and lawful attorney with power to sign the name of such Pledgor on all or any of the Security Documents which the Collateral Trustee determines must be executed, filed, recorded or sent in order to perfect or continue perfected the Collateral Trustee’s security interest in the Pledged Collateral in any jurisdiction. Such power, being coupled with an interest, is irrevocable until all of the Secured Obligations have been paid in full, the Commitments have terminated and all Letters of Credit and Specified Swap Agreements have expired.

4.	Representations and Warranties.

Each Pledgor hereby jointly and severally represents and warrants to the Collateral Trustee and the Secured Parties as follows:

(a) Such Pledgor, has and will continue to have (or, in the case of after-acquired Pledged Collateral, at the time such Pledgor acquires rights in such Pledged Collateral, will have and will continue to have), title to its Pledged Collateral, free and clear of all Liens other than Permitted Pledged Collateral Liens;

(b) The capital stock shares, securities, member interests, partnership interests and other ownership interests constituting the Pledged Collateral have been duly authorized and validly issued to such Pledgor (as set forth on Schedule A hereto), are fully paid and nonassessable and constitute the following (i) the percentage listed on Schedule A of the issued and outstanding capital stock, member interests and partnership interests of each of the Companies which are not Foreign Companies, and (ii) the lesser of (x) sixty five percent (65%)

of the issued and outstanding capital stock, shares, securities, member interests and partnership interests of each of the Foreign Companies or (y) all of the issued and outstanding capital stock, member interests and partnership interests owned by any Loan Party of each Foreign Company;

(c) The security interests in the Pledged Collateral granted hereunder are valid, and, except to the extent permitted to be un-perfected pursuant to Section 5(n) hereof are perfected and of first priority, subject to the Lien of no other Person other than Permitted Pledged Collateral Liens;

(d) Other than restrictions on the sale or transfer of CNX Gas Corporation common stock or other securities beneficially owned by any Loan Party which are contained or entered into in connection with public or private underwriting/placement arrangements for public or private offering of the common stock or other securities of CNX Gas Corporation, there are no restrictions upon the transfer of the Pledged Collateral and such Pledgor has the power and authority and right to transfer the Pledged Collateral owned by such Pledgor free of any encumbrances, subject to Permitted Pledged Collateral Liens, and without obtaining the consent of any other Person;

(e) Such Pledgor has all necessary power to execute, deliver and perform this Agreement;

(f) Such Pledgor’s exact legal name is as set forth on the signature page hereto;

(g) The state of incorporation, formation or organization as applicable, of such Pledgor is as set forth on Schedule A hereto;

(h) Such Pledgor’s chief executive office is as set forth on the signature page hereto; and

(i) All rights of such Pledgor in connection with its ownership of each of the Companies pledged by such Pledgor hereunder are either (i) evidenced and governed solely by the stock certificates, instruments or other documents evidencing ownership and organizational documents of each of the Companies or (ii) uncertificated securities with respect to which such Pledgor has caused the issuer thereof either (A) to note or register the security interest of the Collateral Trustee in the appropriate company records or (B) to agree in an authenticated record with such Pledgor and the Collateral Trustee that, upon the occurrence and during the continuation of an Event of Default, such issuer will comply with instructions with respect to such security originated by the Collateral Trustee without further consent of such Pledgor, including without limitation, the Collateral Trustee’s instructions with respect to the assignment or other transfer of such securities; if such Pledgor is an issuer of such securities, such Pledgor confirms that it has received notice of such security interest;

(j) Other than as described on Schedule B hereto, no shareholder or other similar agreements, other than organizational documents, are applicable to any of the Pledged Collateral and no organizational document of any Company, except CNX Gas Corporation, contains any restrictions on the rights of shareholders, members or partners other than those that normally would apply to a company organized under the laws of the jurisdiction of organization of each of the Companies.

5.	General Covenants.

Each Pledgor hereby covenants and agrees as follows:

(a) Such Pledgor shall do all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral and the Collateral Trustee’s interest therein, subject to Permitted Pledged Collateral Liens and restrictions on the sale or transfer of CNX Gas Corporation common stock or other securities beneficially owned by any Loan Party which are contained or entered into in connection with public or private underwriting/placement agreements for public or private offering of the common stock or other securities of CNX Gas Corporation; such Pledgor shall be responsible for the risk of loss of, damage to, or destruction of the Pledged Collateral owned by such Pledgor, unless such loss is the result of the gross negligence or willful misconduct of the Collateral Trustee.

(b) [Intentionally Deleted]

(c) Such Pledgor shall, and shall cause each of the Companies to, keep separate, accurate and complete records of the Pledged Collateral, disclosing the Collateral Trustee’s security interest hereunder;

(d) Such Pledgor shall comply with all Laws applicable to the Pledged Collateral unless any noncompliance would not individually or in the aggregate materially impair the use or value of the Pledged Collateral or the Collateral Trustee’s rights hereunder;

(e) If and to the full extent required under the terms of any contract, agreement, document or instrument related to any of the Companies or their respective shareholders, members, partners or other equity owners, such Pledgor has heretofore and hereby reaffirms and ratifies its consent and approval to, and all necessary waivers with respect to, the pledge of the Pledged Collateral by any Pledgor under the terms of this Agreement and the exercise by the Collateral Trustee of any and all rights and remedies contemplated hereby and such Pledgor hereby waives any prior notice with respect to such consent and approval.

(f) Such Pledgor shall permit the Collateral Trustee, its officers, employees and agents at reasonable times to inspect all books and records related to the Pledged Collateral, provided that prior to an Event of Default, the same is done with reasonable advance notice during normal business hours and in accordance with such Pledgor’s standard safety, visit and inspection procedures and no such visit or inspection shall interfere with such Pledgor’s normal business operation;

(g) Subject to Section 2(b) hereof, to the extent, following the date hereof, such Pledgor acquires capital stock, shares, member interests, partnership interests and other ownership interests of any of the Companies or any Subsidiary of the Borrower acquired or formed after the date hereof, other than Subsidiaries acquired pursuant to a Permitted Acquisition and other than Excluded Subsidiaries (except for wholly-owned Foreign Companies or CNX Gas

Corporation), or any of the rights, property or securities, shares, capital stock, member interests, partnership interests or any other ownership interests described in the definition of Pledged Collateral with respect to any of the Companies or any Subsidiary of the Borrower acquired or formed after the date hereof, other than Subsidiaries acquired pursuant to a Permitted Acquisition and other than Excluded Subsidiaries (except for wholly-owned Foreign Companies or CNX Gas Corporation), such ownership interests shall be subject to the terms hereof and, upon such acquisition or formation, shall be deemed to be hereby pledged to the Collateral Trustee; and, such Pledgor thereupon shall deliver an updated Schedule A hereto to the Collateral Trustee;

(h) Except as permitted by the Credit Agreement, during the term of this Agreement, such Pledgor shall not sell, assign, replace, retire, transfer or otherwise dispose of its Pledged Collateral;

(i) Such Pledgor will not change its state of incorporation, formation or organization, as applicable without providing fifteen (15) days prior written notice to the Collateral Trustee;

(j) Such Pledgor will not change its name without providing fifteen (15) days prior written notice to the Collateral Trustee;

(k) [Intentionally Deleted]

(l) All certificates or instruments representing or evidencing Pledged Collateral shall be delivered to and held by or on behalf of the Collateral Trustee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Trustee;

(m) With respect to any Pledged Collateral in which any Pledgor has any right, title or interest and that constitutes an uncertificated security, such Pledgor will cause the issuer thereof either (i) to note or register the security interest created hereby in the appropriate company records or (ii) to agree in an authenticated record with such Pledgor and the Collateral Trustee that upon the occurrence and during the continuance of an Event of Default such issuer will comply with instructions with respect to such security originated by the Collateral Trustee without further consent of such Pledgor, including without limitation, the Collateral Trustee’s instructions with respect to the assignment or other transfer of such securities, such authenticated record to be in form and substance reasonably satisfactory to the Collateral Trustee and such Pledgor. With respect to any Pledged Collateral in which any Pledgor has any right, title or interest and that is not an uncertificated security, upon the request of the Collateral Trustee, such Pledgor will notify each such issuer of such Pledged Collateral that such Pledged Collateral is subject to the security interest granted hereunder; and

(n) Except with respect to security entitlements in any account for which the average daily balance does not exceed $5,000,000, with respect to any Pledged Collateral in which any Pledgor has any right, title or interest and that constitutes a security entitlement in which the Collateral Trustee is not the entitlement holder, such Pledgor will use its commercial good faith efforts to cause the securities intermediary with respect to such security entitlement to either (i)

to identify in its records the Collateral Trustee as the entitlement holder of such security entitlement against such securities intermediary or (ii) agree in an authenticated record with such Pledgor and the Collateral Trustee that, upon the occurrence and during the continuance of an Event of Default, such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Pledgor has a security entitlement) originated by the Collateral Trustee without further consent of such Pledgor, such authenticated record to be in substantially the form of Exhibit A hereto or otherwise in form and substance reasonably satisfactory to the Collateral Agent (such agreement being a “Securities Account Control Agreement”);

6.	Other Rights With Respect to Pledged Collateral.

In addition to the other rights with respect to the Pledged Collateral granted to the Collateral Trustee hereunder, at any time and from time to time, after and during the continuation of an Event of Default, the Collateral Trustee, at its option and at the expense of the Pledgors, may (a) transfer into its own name, or into the name of its nominee, all or any part of the Pledged Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral; (b) take control of and manage all or any of the Pledged Collateral; (c) apply to the payment of any of the Secured Obligations, whether any be due and payable or not, any moneys, including cash dividends and income from any Pledged Collateral, now or hereafter in the hands of the Collateral Trustee or any Secured Party, on deposit or otherwise, belonging to any Pledgor, as the Collateral Trustee in its sole discretion shall determine; and (d) do anything which any Pledgor is required but fails to do hereunder.

7.	Additional Remedies Upon Event of Default.

Upon the occurrence of any Event of Default and while such Event of Default shall be continuing, the Collateral Trustee shall have, in addition to all rights and remedies of a secured party under the Code or other applicable Law, and in addition to its rights under Section 6 above and under the other Loan Documents to which it is a party, the following rights and remedies:

(a) The Collateral Trustee may, after ten (10) days’ advance notice to a Pledgor, sell, assign, give an option or options to purchase or otherwise dispose of such Pledgor’s Pledged Collateral or any part thereof at public or private sale, at any of the Collateral Trustee’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Trustee may deem commercially reasonable. Each Pledgor agrees that ten (10) days’ advance notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Trustee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor recognizes that the Collateral Trustee may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities, shares, capital stock, member interests, partnership interests or ownership interests for their own account for investment and not with a view to the distribution or resale thereof.

(b) The proceeds of any collection, sale or other disposition of the Pledged Collateral, or any part thereof, shall be applied as set forth in the Collateral Trust Agreement.

8.	Collateral Trustee’s Duties.

The powers conferred on the Collateral Trustee hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Trustee shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

9.	Additional Pledgors.

It is anticipated that additional persons will from time to time become Subsidiaries of the Borrower or a Guarantor, each of whom may be required to join this Pledge Agreement to the extent required by the Credit Agreement. It is acknowledged and agreed that new Subsidiaries of the Borrower or of a Guarantor may become Pledgors hereunder and will be bound hereby simply by executing and delivering to Collateral Trustee a Guarantor Joinder in the form of Exhibit 1.1(G)(1) to the Credit Agreement. In addition, a new Schedule A hereto shall be provided to Collateral Trustee showing the pledge of the ownership interest in such new Subsidiary and any ownership interests that such new Subsidiary owns in any other Person.

10.	No Waiver; Cumulative Remedies.

No failure to exercise, and no delay in exercising, on the part of the Collateral Trustee, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided under the Debt Instruments or by Law. Each Pledgor waives any right to require the Collateral Trustee to proceed against any other Person or to exhaust any of the Pledged Collateral or other security for the Secured Obligations or to pursue any remedy in the Collateral Trustee’s power.

11.	No Discharge Until Payment of the Secured Obligations.

The pledge, security interests, and other Liens and the obligations of each Pledgor hereunder shall not be discharged or impaired or otherwise diminished by any failure, default, omission, or delay, willful or otherwise, by Collateral Trustee, or any other obligor on any of the Secured Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Pledgor or which would otherwise operate as a discharge of such Pledgor as a matter of law or equity except for, and to the extent of, payment and performance of the Secured Obligations. Without limiting the generality of the foregoing, each Pledgor hereby consents to, and the pledge, security interests, and other Liens given by such Pledgor hereunder shall not be diminished, terminated, or otherwise similarly affected by any of the following at any time and from time to time:

(a) Any lack of genuineness, legality, validity, enforceability, or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Debt Instrument or any of the Secured Obligations and regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of the Secured Obligations, any of the terms of the Debt Instruments, or any rights of the Collateral Trustee or any other Person with respect thereto;

(b) Any increase, decrease, or change in the amount, nature, type or purpose of any of the Secured Obligations (whether or not contemplated by the Debt Instruments as presently constituted); any change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Secured Obligations; any execution or delivery of any additional Debt Instruments, or documents evidencing or related to the Secured Obligations; or any amendment, modification or supplement to, or refinancing or refunding of, any Debt Instrument or any of the Secured Obligations;

(c) Any failure to assert any breach of or default under any Debt Instrument or any of the Secured Obligations; any extensions of credit in excess of the amount committed under or contemplated by any Debt Instrument, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay, or wrongful action in connection with any exercise or non-exercise, of any right or remedy against such Pledgor or any other Person under or in connection with any Debt Instrument or any of the Secured Obligations; any refusal of payment or performance of any of the Secured Obligations, whether or not with any reservation of rights against any Pledgor; or any application of collections (including collections resulting from realization upon any direct or indirect security for the Secured Obligations) to other obligations, if any, not entitled to the benefits of this Agreement, in preference to Secured Obligations or, if any collections are applied to Secured Obligations, any application to particular Secured Obligations;

(d) Any taking, exchange, amendment, modification, supplement, termination, subordination, release, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the Collateral Trustee or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by Collateral Trustee or any other Person in respect of, any direct or indirect security for any of the Secured Obligations (including the Pledged Collateral). As used in this Agreement, “direct or indirect security” for the Secured Obligations, and similar phrases, includes any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement, or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Secured Obligations, made by or on behalf of any Person;

(e) Any merger, consolidation, liquidation, dissolution, winding-up, charter revocation, or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, any Pledgor or the Borrower or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Pledgor or the Borrower or any other Person; or any action taken or election (including any election under Section 1111(b)(2) of the United States Bankruptcy Code or any comparable law of any jurisdiction) made by the Collateral Trustee or any Pledgor or the Borrower or by any other Person in connection with any such proceeding;

(f) Any defense, setoff, or counterclaim which may at any time be available to or be asserted by any Pledgor or the Borrower or any other Person with respect to any Debt Instrument or any of the Secured Obligations, other than, and to the extent of, payment and performance of the Secured Obligations; or any discharge by operation of law or release of any Pledgor or the Borrower or any other Person from the performance or observance of any Debt Instrument or any of the Secured Obligations; and

(g) Any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of a guarantor or a surety, including any Pledgor, excepting only full, strict, and indefeasible payment and performance of the Secured Obligations in full.

12.	[Intentionally Deleted]

13.	Waivers.

Each Pledgor hereby waives any and all defenses which any Pledgor may now or hereafter have based on principles of suretyship, impairment of collateral, or the like, other than, and to the extent of, the defense of prior payment of the Secured Obligations, and each Pledgor hereby waives any defense to or limitation on its obligations under this Agreement arising out of or based on any event or circumstance referred to in Section 11 hereof, other than, and to the extent of, the defense of prior payment of the Secured Obligations. Without limiting the generality of the foregoing and to the fullest extent permitted by applicable law, each Pledgor hereby further waives each of the following:

(a) Except as may be expressly provided in the Credit Agreement or other Debt Instruments, all notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against such Pledgor, including the following: any notice of any event or circumstance described in the immediately preceding section hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Debt Instrument or any of the Secured Obligations; any notice of the incurrence of any Secured Obligations; any notice of any default or any failure on the part of such Pledgor or the Borrower or any other Person to comply with any Debt Instrument or any of the Secured Obligations or any requirement pertaining to any direct or indirect security for any of the Secured Obligations; and any notice or other information pertaining to the business, operations, condition (financial or otherwise), or prospects of the Borrower or any other Person;

(b) Any right to any marshalling of assets, to the filing of any claim against such Pledgor or the Borrower or any other Person in the event of any bankruptcy, insolvency, reorganization, or similar proceeding, or to the exercise against such Pledgor or the Borrower, or any other Person of any other right or remedy under or in connection with any Debt Instrument or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any requirement of promptness or diligence on the part of the Collateral Trustee or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Debt Instrument or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement or any other Debt Instrument, and any requirement that any Pledgor receive notice of any such acceptance; and

(c) Any defense or other right arising by reason of any Law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including anti-deficiency laws, “one action” laws, or the like), or by reason of any election of remedies or other action or inaction by the Collateral Trustee (including commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Secured Obligations), which results in denial or impairment of the right of the Collateral Trustee to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Secured Obligations.

14.	Assignment.

(a) This Agreement shall be binding upon and inure to the benefit of the Collateral Trustee, the Secured Parties and their respective successors and assigns, and each Pledgor and each of its respective successors and assigns, except that no Pledgor may assign or transfer such Pledgor’s obligations hereunder or any interest herein other than assignments and transfers permitted by the Credit Agreement.

(b) The Collateral Trustee may resign and a successor Collateral Trustee may be appointed in the manner provided in the Collateral Trust Agreement. Upon the acceptance of any appointment as a collateral trustee by a successor collateral trustee, that successor collateral trustee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring collateral trustee, as secured party under this Agreement and the retiring collateral trustee shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring collateral trustee’s resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Trustee.

15.	Severability.

The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

16.	Governing Law.

This Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with the laws of said Commonwealth without regard to its conflict of laws principles, except to the extent that the validity or perfection of the Lien and the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the Commonwealth of Pennsylvania.

17.	Notices.

All notices, requests, demands, directions and other communications (collectively, “notices”) given to or made upon any party hereto under the provisions of this Agreement shall be as set forth in Section 11.6 [Notices] of the Credit Agreement in the case of the Pledgors and as set forth in Section 7.2 of the Collateral Trust Agreement in the case of the Collateral Trustee.

18.	Specific Performance.

Each Pledgor acknowledges and agrees that, in addition to the other rights of the Collateral Trustee hereunder and under the other Loan Documents to which it is a party, because the Collateral Trustee’s remedies at law for failure of such Pledgor to comply with the provisions hereof relating to the Collateral Trustee’s rights (i) to inspect the books and records related to the Pledged Collateral, (ii) to receive the various notifications such Pledgor is required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Pledged Collateral, (iv) to enforce the provisions hereof pursuant to which the such Pledgor has appointed the Collateral Trustee its attorney-in-fact, and (v) to enforce the Collateral Trustee’s remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, such Pledgor agrees that each such provision hereof may be specifically enforced.

19.	Voting Rights in Respect of the Pledged Collateral.

So long as no Event of Default shall occur and be continuing, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Debt Instruments. The Pledgors shall not vote (i) to enable, or take any other action to permit, any of the Companies to issue any stock, capital stock, shares, member interests, partnership interests, other equity securities or other ownership interests of any nature of any such Company, other than stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards as well as performance awards of CNX Gas Corporation that may be made from time to time to directors, employees, and consultants of CNX Gas Corporation and its affiliates (including the Loan Parties) and overallotment options granted to underwriters or placement agents for additional shares of common stock or other securities of CNX Gas Corporation granted in connection with public or private offerings of its common stock or other securities or (ii) to enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Collateral Trustee to sell, assign or transfer any of the Pledged Collateral, other than restrictions on the sale or transfer of CNX Gas Corporation common stock or other securities beneficially owned by any Loan Party which are contained or entered into in connection with public or private underwriting/placement agreements for public or private offering of the common stock or other securities of CNX Gas Corporation.

20.	Consent to Jurisdiction.

EACH PLEDGOR, EACH COMPANY AND THE COLLATERAL TRUSTEE HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE COURT OF COMMON PLEAS OF ALLEGHENY COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA AND THE DELAWARE STATE AND UNITED STATES DISTRICT COURTS LOCATED IN WILMINGTON, DELAWARE, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH PLEDGOR, SUCH COMPANY OR THE COLLATERAL TRUSTEE AT THE ADDRESSES PROVIDED FOR IN SECTION 17 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. EACH PLEDGOR, EACH COMPANY AND THE COLLATERAL TRUSTEE WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE.

21.	Waiver of Jury Trial.

EACH PLEDGOR, EACH COMPANY AND THE COLLATERAL TRUSTEE HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE PLEDGED COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

22.	Entire Agreement; Amendments.

This Agreement supersedes all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein.

23.	Counterparts; Telecopy Signatures.

This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument. Delivery of an executed signature page by telecopy or electronic signature delivery system (in either case in a form acceptable to the Collateral Trustee) shall be effective as delivery of a manually executed signature page to this Agreement.

24.	Construction.

The rules of construction contained in Section 1.2 of the Credit Agreement apply to this Agreement.

25.	Termination.

This Agreement shall terminate upon the satisfaction of the conditions set forth in, and in accordance with the provisions of, Section 6 of the Collateral Trust Agreement. All or any portion of the Pledged Collateral shall be released upon the satisfaction of the conditions set forth in, and in accordance with the provisions of, Section 6 of the Collateral Trust Agreement.

26.	No Conflict.

The parties agree that in the event of any conflict between the provisions of this Agreement and the provisions of the Collateral Trust Agreement, the provisions of the Collateral Trust Agreement shall control. Notwithstanding any provision in this Agreement to the contrary, the parties and signatories hereto acknowledge and agree that any and all rights, powers, privileges, duties, responsibilities, liabilities and/or obligations (including but not limited to the right to grant or withhold consent and the right to act or refrain from acting), whether discretionary or mandatory, are and shall be exercised by the Collateral Trustee solely in accordance with the terms and conditions of the Collateral Trust Agreement, at the direction of the Credit Facility Agent (as defined in the Collateral Trust Agreement) or other entity specified in the Collateral Trust Agreement as having the right to give direction to the Collateral Trustee, and subject further to the rights of the Collateral Trustee to require officers’ certificate(s), opinion(s) and advice from counsel, accountants, appraisers and other third parties, advancement of expenses and/or assurances of indemnity satisfactory to the Collateral Trustee.

27.	Amendment and Restatement; No Novation.

The Original Pledge Agreement is hereby amended and restated in its entirety, and this Agreement is not intended to constitute and does not constitute an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation or termination of the liens, security interests, indebtedness, loans, liabilities, expenses or obligations under the Original Credit Agreement, the Original Collateral Trust Agreement or the Original Pledge Agreement. Each Pledgor acknowledges and agrees that the Original Pledge Agreement has continued to secure the indebtedness, loans, liabilities, expenses, and obligations under the Original Credit Agreement, as amended and restated by the Original Amended and Restated Credit Agreement, as amended and restated by the Credit Agreement, and the Original Collateral Trust Agreement, as amended and restated by the Collateral Trust Agreement, since the date of execution of the Original Pledge Agreement, and that this Agreement is entitled to all rights and benefits originally pertaining to the Original Pledge Agreement.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

[SIGNATURE PAGE - AMENDED AND RESTATED PLEDGE AGREEMENT]

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PLEDGORS

CONSOL ENERGY INC.

By:

Name:	John M. Reilly
Title:	Vice President and Treasurer

Address:	1800 Washington Road
Pittsburgh, Pennsylvania 15241

[SIGNATURE PAGE - AMENDED AND RESTATED PLEDGE AGREEMENT]

PLEDGORS:

CNX MARINE TERMINALS INC.
CONSOL OF CANADA INC.
CONSOL OF CENTRAL PENNSYLVANIA LLC
CONSOL OF KENTUCKY INC.
CONSOL OF OHIO LLC
CONSOL OF WYOMING LLC
CONSOL PENNSYLVANIA COAL COMPANY LLC
J.A.R. BARGE LINES, LLC
LEATHERWOOD, INC.
MON RIVER TOWING, INC.
ROCHESTER & PITTSBURGH COAL COMPANY
WOLFPEN KNOB DEVELOPMENT COMPANY

By:
John M. Reilly, Treasurer of each Pledgor listed above on behalf of each such Pledgor

Address as to each Pledgor:
1800 Washington Road
Pittsburgh, Pennsylvania 15241

[SIGNATURE PAGE - AMENDED AND RESTATED PLEDGE AGREEMENT]

PLEDGORS:

CENTRAL OHIO COAL COMPANY
CONSOLIDATION COAL COMPANY
EIGHTY-FOUR MINING COMPANY
HELVETIA COAL COMPANY
ISLAND CREEK COAL COMPANY
KEYSTONE COAL MINING CORPORATION
LAUREL RUN MINING COMPANY
McELROY COAL COMPANY
SOUTHERN OHIO COAL COMPANY
TWIN RIVERS TOWING COMPANY
WINDSOR COAL COMPANY

By:
Daniel S. Cangilla, Treasurer of each Pledgor listed above on behalf of each such Pledgor

Address as to each Pledgor:
1800 Washington Road
Pittsburgh, Pennsylvania 15241

[SIGNATURE PAGE - AMENDED AND RESTATED PLEDGE AGREEMENT]

PLEDGORS:

CONSOL FINANCIAL INC.

By:

Name:	Christopher C. Jones
Title:	Treasurer and Assistant Secretary

CNX LAND RESOURCES INC.
MTB INC.
TERRA FIRMA COMPANY

By:

Name:	Robert P. King
Title:	President of each Pledgor listed above on behalf of each such entity

CONSOL ENERGY SALES COMPANY

By:

Name:	Robert F. Pusateri
Title:	President and CEO

RESERVE COAL PROPERTIES COMPANY

By:

Name:	Dennis R. McCracken
Title:	Vice President

Address as to each Pledgor:
1800 Washington Road
Pittsburgh, Pennsylvania 15241

[SIGNATURE PAGE - AMENDED AND RESTATED PLEDGE AGREEMENT]

PLEDGORS:

CONSOL DOCKS INC.

By:

Name:	James C. Grech
Title:	President

CONRHEIN COAL COMPANY

By:	CONSOLIDATION COAL COMPANY, a
general partner

By:

Name:	Daniel S. Cangilla
Title:	Treasurer

CONSOL OF WV LLC

By:

Name:	Guy J. Dreskler
Title:	Manager

Address as to each Pledgor:
1800 Washington Road
Pittsburgh, Pennsylvania 15241

[SIGNATURE PAGE - AMENDED AND RESTATED PLEDGE AGREEMENT]

WILMINGTON TRUST COMPANY, as Collateral Trustee

By:
Name:
Title:

Address:
Wilmington Trust Company, as Collateral Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890
Attn: Corporate Trust Administration
Telephone: (302) 636-6043
Facsimile: (302) 636-4143

SCHEDULE A

TO

PLEDGE AGREEMENT

Description of Pledged Collateral

A.	CORPORATIONS

SUBSIDIARY PLEDGED	PLEDGOR & PLEDGOR’S JURISDICTION OF FORMATION	PLEDGED SHARES	TYPE AND AMOUNT OF OWNERSHIP PLEDGED
Central Ohio Coal Company	CONSOLIDATION COAL COMPANY (Delaware)	75,000	100%
CNX Gas Corporation	CONSOLIDATION COAL COMPANY (Delaware)	122,896,667	Approx.80%
CNX Land Resources Inc.	CONSOL Energy Inc (Delaware)	1,000	100%
CNX Marine Terminals Inc.	CONSOL Energy Sales Company (Delaware)	1,000	100%
Consol Docks Inc.	CONSOL Energy Sales Company (Delaware)	1,000	100%
CONSOL Energy Sales Company	CONSOL Energy Inc. (Delaware)	1,000	100%
CONSOL Financial Inc.	CONSOL Energy Inc. (Delaware)	1,000	100%
CONSOL Godefroid Europe S. A.	CONSOL Energy Sales Company (Delaware)	73,450	65%
CONSOLIDATION COAL COMPANY	CONSOL Energy Inc. (Delaware)	75,000	100%
CONSOL of Canada Inc.	CONSOL Energy Inc. (Delaware)	7,000	100%
CONSOL of Kentucky Inc.	CONSOL Energy Inc. (Delaware)	500	100%
Cargo Dockers Limited.	CONSOL Energy Sales Company (Delaware)	72	65%
Eighty-Four Mining Company	Consol Financial Inc. (Delaware)	10	100%
Helvetia Coal Company	Rochester & Pittsburgh Coal Company (Pennsylvania)	500	100%
ISLAND CREEK COAL COMPANY	CONSOLIDATION COAL COMPANY (Delaware)	100	100%

SUBSIDIARY PLEDGED	PLEDGOR & PLEDGOR’S JURISDICTION OF FORMATION	PLEDGED SHARES	TYPE AND AMOUNT OF OWNERSHIP PLEDGED
Keystone Coal Mining Corporation	Rochester & Pittsburgh Coal Company (Pennsylvania)	100	100%
Laurel Run Mining Company	ISLAND CREEK COAL COMPANY (Delaware)	1,000	100%
Leatherwood, Inc.	Rochester & Pittsburgh Coal Company (Pennsylvania)	100	100%
McELROY COAL COMPANY	CONSOLIDATION COAL COMPANY (Delaware)	1,000	100%
Mon River Towing, Inc.	CONSOL Energy Sales Company (Delaware)	1,000	100%
MTB Inc.	CONSOL Energy Inc. (Delaware)	1,000	100%
RESERVE COAL PROPERTIES COMPANY	CONSOL Energy Inc. (Delaware)	1,000	100%
Rochester & Pittsburgh Coal Company	CONSOLIDATION COAL COMPANY (Delaware)	1,000	100%
SOUTHERN OHIO COAL COMPANY	CONSOLIDATION COAL COMPANY (Delaware)	5,000	100%
Terra Firma Company	CNX Land Resources Inc. (Delaware)	1	100%
TWIN RIVERS TOWING COMPANY	CONSOL Energy Sales Company (Delaware)	1,000	100%
Windsor Coal Company	CONSOLIDATION COAL COMPANY (Delaware)	4,064	100%
WOLFPEN KNOB DEVELOPMENT COMPANY	CONSOL Energy Inc. (Delaware)	1,000	100%

B.	LIMITED LIABILITY COMPANIES

SUBSIDIARY PLEDGED	PLEDGOR & PLEDGOR’S JURISDICTION OF FORMATION	TYPE AND AMOUNT OF OWNERSHIP PLEDGED
CONSOL of Central Pennsylvania LLC	CONSOL Energy Inc. (Delaware)	100% of Pledgor’s Membership Interest

CONSOL of Ohio LLC	CONSOL Energy Inc. (Delaware)	100% of Pledgor’s Membership Interest

CONSOL of WV LLC	CONSOL Energy Inc. (Delaware)	100% of Pledgor’s Membership Interest

CONSOL of Wyoming LLC	CONSOL Energy Inc. (Delaware)	100% of Pledgor’s Membership Interest

SUBSIDIARY PLEDGED	PLEDGOR & PLEDGOR’S JURISDICTION OF FORMATION	TYPE AND AMOUNT OF OWNERSHIP PLEDGED
Consol Pennsylvania Coal Company LLC	CONSOL Energy Inc. (Delaware)	100% of Pledgor’s Membership Interest
J.A.R. Barge Lines, LLC	CONSOL Energy Sales Company (Delaware)	100% of Pledgor’s Membership Interest

C.	PARTNERSHIPS

SUBSIDIARY PLEDGED	PLEDGOR & PLEDGOR’S JURISDICTION OF FORMATION	TYPE AND AMOUNT OF OWNERSHIP PLEDGED
Conrhein Coal Company	CONSOLIDATION COAL COMPANY (Delaware) MTB Inc. (Delaware)	100% of Pledgor’s Partnership Interest 100% of Pledgor’s Partnership Interest

SCHEDULE B

TO

PLEDGE AGREEMENT

Description of Shareholder Restrictions

None

EXHIBIT A

TO

PLEDGE AGREEMENT

Form of Securities Account Control Agreement

SECURITIES ACCOUNT CONTROL AGREEMENT (this “Agreement”) dated as of                         ,             , among (i)                     , a             (the “Grantor”), (ii) Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity, but solely as Collateral Trustee under that certain Amended and Restated Collateral Trust Agreement dated as of June 27, 2007 (the “Collateral Trust Agreement”), among Wilmington Trust Company, as corporate trustee, David A. Vanaskey, as individual trustee, CONSOL Energy Inc. and certain of its subsidiaries party thereto, as secured party for the equal and ratable benefit of the Secured Parties (as such term is defined in the Collateral Trust Agreement) (the “Collateral Trustee”), and (iii)                         , a                         , as securities intermediary (the “Securities Intermediary”).

PRELIMINARY STATEMENTS:

(1) The Grantor has granted the Collateral Trustee a security interest (the “Security Interest”) in account no.                      maintained by the Securities Intermediary for the Grantor (the “Account”).

(2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the Commonwealth of Pennsylvania (“PA Uniform Commercial Code”) are used in this Agreement as such terms are defined in such Article 8 or 9.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. The Account. The Grantor and Securities Intermediary represent and warrant to, and agree with, the Grantor and the Collateral Trustee that:

(a) The Securities Intermediary maintains the Account for the Grantor, and all property held by the Securities Intermediary for the account of the Grantor is, and will continue to be, credited to the Account.

(b) The Account is a securities account. The Securities Intermediary is the securities intermediary with respect to the property credited from time to time to the Account. The Grantor is the entitlement holder with respect to the property credited from time to time to the Account.

(c) The Commonwealth of Pennsylvania is, and will continue to be, the Securities Intermediary’s jurisdiction of organization for purposes of Section 8-110(e) of the UCC so long as the Security Interest shall remain in effect.

(d) Exhibit A attached hereto is a statement of the property credited to the Account on the most recent date practicable.

(e) The Grantor and Securities Intermediary do not know of any claim to or interest in the Account or any property credited to the Account, except for claims and interests of the parties referred to in this Agreement.

SECTION 2. Control by Collateral Trustee. Upon receipt of a Notice of Exclusive Control (as defined below) and thereafter until receipt of a Notice of Release (as defined below), the Securities Intermediary will comply with all notifications it receives directing it to transfer or redeem any property in the Account (each, and “Entitlement Order”) or other directions concerning the Account (including, without limitation, directions to distribute to the Collateral Trustee proceeds of any such transfer or redemption or interest or dividends on property in the Account) originated by the Collateral Trustee without further consent by the Grantor or any other person.

SECTION 3. Grantor’s Rights in Account.

(f) Until the Securities Intermediary receives a notice from the Collateral Trustee certifying that an Event of Default (as defined in the security documents between the Collateral Trustee and the Grantor) has occurred and is continuing and stating that the Collateral Trustee will exercise exclusive control over the Account (a “Notice of Exclusive Control” with respect to such Account), the Securities Intermediary will comply with Entitlement Orders originated by the Grantor without further consent by the Collateral Trustee.

(g) If the Securities Intermediary receives from the Collateral Trustee a Notice of Exclusive Control, the Securities Intermediary, until it has received a Notice of Release, will cease:

(i) complying with Entitlement Orders or other directions concerning the Account originated by the Grantor and

(ii) distributing to the Grantor interest and dividends on property in the Account.

(h) In the event a Notice of Exclusive Control is delivered by the Collateral Trustee to the Securities Intermediary, and subsequently the Event of Default triggering such notice is cured, the Collateral Trustee agrees promptly to send a notice to the Securities Intermediary directing the Securities Intermediary to comply with Entitlement Orders and other directions concerning each Account originated by the Grantor (a “Notice of Release”) and, at such time, the Account Holder will comply with Entitlement Orders as contemplated by clause (a).

SECTION 4. Priority of Collateral Trustee’s Security Interest.

(i) The Securities Intermediary subordinates in favor of the Collateral Trustee any security interest, lien, or right of setoff it may have, now or in the future, against the Account or property in the Account, except that the Securities Intermediary will retain its prior lien on property in the Account to secure payment for property purchased for the Account and normal commissions and fees for the Account.

(j) The Securities Intermediary will not agree with any Person not party to this Agreement that the Securities Intermediary will comply with Entitlement Orders originated by such Person.

SECTION 5. Statements, Confirmations, and Notices of Adverse Claims.

(k) The Securities Intermediary will send copies of all statements and confirmations for the Account simultaneously to the Grantor and the Collateral Trustee.

(l) When the Securities Intermediary knows of any claim or interest in the Account or any property credited to the Account other than the claims and interests of the parties referred to in this Agreement, the Securities Intermediary will promptly notify the Collateral Trustee and the Grantor of such claim or interest.

SECTION 6. The Securities Intermediary’s Responsibility.

(m) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Securities Intermediary will not be liable to the Collateral Trustee for complying with Entitlement Orders or other directions concerning the Account from the Grantor that are received by the Securities Intermediary before the Securities Intermediary receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

(n) The Securities Intermediary will not be liable to the Grantor or the Collateral Trustee for complying with a Notice of Exclusive Control or with an Entitlement Order or other direction concerning the Account originated by the Collateral Trustee, even if the Grantor notifies the Securities Intermediary that the Collateral Trustee is not legally entitled to issue the Notice of Exclusive Control or Entitlement Order or such other direction unless the Securities Intermediary takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

(o) This Agreement does not create any obligation of the Securities Intermediary except for those expressly set forth in this Agreement and in Part 5 of Article 8 of the PA Uniform Commercial Code. In particular, the Securities Intermediary need not investigate whether the Collateral Trustee is entitled under the Collateral Trustee’s agreements with the Grantor to give an Entitlement Order or other direction concerning the Account or a Notice of Exclusive Control. The Securities Intermediary may rely on notices and communications it believes given by the appropriate party.

SECTION 7. Indemnity. The Grantor will indemnify the Securities Intermediary, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney’s fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Securities Intermediary’s gross negligence of willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

SECTION 8. Termination; Survival.

(p) The Collateral Trustee may terminate this Agreement by notice to the Securities Intermediary and the Grantor. If the Collateral Trustee notifies the Securities Intermediary that the Security Interest has terminated, this Agreement will immediately terminate.

(q) The Securities Intermediary may terminate this Agreement on 60 days’ prior notice to the Collateral Trustee and the Grantor, provided that before such termination the Securities Intermediary and the Grantor shall make arrangements to transfer the property in the Account to another securities intermediary that shall have executed, together with the Grantor, a control agreement in favor of the Collateral Trustee in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Collateral Trustee.

(r) This Agreement shall terminate upon the satisfaction of the conditions set forth in, and in accordance with the provisions of, Section 6 of the Collateral Trust Agreement. The Collateral Trustee agrees to promptly give notice to the Securities Intermediary releasing all or any portion of the property (including, without limitation, all or any portion of the funds and financial assets) held by the Securities Intermediary for the account of Grantor upon the satisfaction of the conditions set forth in, and in accordance with the provisions of, Section 6 of the Collateral Trust Agreement.

(s) Sections 6 and 7 will survive termination of this Agreement.

SECTION 9. Governing Law. This Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and this Agreement and the Account for all purposes shall be governed by and construed in accordance with the laws of said Commonwealth without regard to its conflict of laws principles. The Securities Intermediary and the Grantor may not change the law governing the Account without the Collateral Trustee’s express prior written agreement.

SECTION 10. Entire Agreement. This Agreement supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the transactions provided for herein.

SECTION 11. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

SECTION 12. Financial Assets. The Securities Intermediary agrees with the Collateral Trustee and the Grantor that, to the fullest extent permitted by applicable law, all property credited from time to time to the Account will be treated as financial assets under Article 8 of the PA Uniform Commercial Code.

SECTION 13. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Entitlement Orders may be given orally), will be sent to the party’s address set forth under its name below or to such other address as the party may notify the other parties. Any notice or other communication shall be effective:

(t) In the case of hand-delivery, when delivered;

(u) If given by mail, four days after such notice or other communication is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

(v) In the case of a facsimile transmission, when sent to the applicable party’s facsimile machine’s telephone number if the party sending such notice or other communication receives confirmation of the delivery thereof from its own facsimile machine;

(w) In the case of electronic transmission, when actually received; and

(x) If given by any other means (including by overnight courier), when actually received.

SECTION 14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Grantor, the Collateral Trustee and the Securities Intermediary and their respective successors and assigns except that the Grantor may not assign or transfer the Grantor’s obligations hereunder or any interest herein other than assignments and transfers permitted by the Amended and Restated Credit Agreement dated as of June 27, 2007 among CONSOL Energy Inc., the Guarantors party thereto, the Lenders party thereto, LaSalle Bank National Association, Société Générale, New York Branch and SunTrust Bank, each in its capacity as a co-documentation agent, and Citicorp North America, Inc. and PNC Bank, National Association as co-administrative agents.

SECTION 15. Execution in Counterparts. This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument. Delivery of an executed signature page by telecopy or electronic signature delivery system (in either case in a form acceptable to the Collateral Trustee) shall be effective as delivery of a manually executed signature page to this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CONSOL ENERGY INC.

By

Name:	John M. Reilly
Title:	Treasurer

Address:
1800 Washington Road
Pittsburgh, Pennsylvania 15241

CNX MARINE TERMINALS INC.
CONSOL OF CANADA INC.
CONSOL OF CENTRAL PENNSYLVANIA LLC
CONSOL OF KENTUCKY INC.
CONSOL OF OHIO LLC
CONSOL OF WYOMING LLC
CONSOL PENNSYLVANIA COAL COMPANY LLC
J.A.R. BARGE LINES, LLC
LEATHERWOOD, INC.
MON RIVER TOWING, INC.
ROCHESTER & PITTSBURGH COAL COMPANY
WOLFPEN KNOB DEVELOPMENT COMPANY

By:

John M. Reilly, Treasurer of each Guarantor listed above on behalf of each such Guarantor

Address as to each Pledgor:
1800 Washington Road
Pittsburgh, Pennsylvania 15241

CENTRAL OHIO COAL COMPANY CONSOLIDATION COAL COMPANY
EIGHTY-FOUR MINING COMPANY
HELVETIA COAL COMPANY
ISLAND CREEK COAL COMPANY
KEYSTONE COAL MINING CORPORATION
LAUREL RUN MINING COMPANY
McELROY COAL COMPANY
SOUTHERN OHIO COAL COMPANY
TWIN RIVERS TOWING COMPANY
WINDSOR COAL COMPANY

By:
Daniel S. Cangilla, Treasurer of each Pledgor listed above on behalf of each such Pledgor

Address as to each Pledgor:
1800 Washington Road
Pittsburgh, Pennsylvania 15241

CONSOL FINANCIAL INC.

By:

Name:	Christopher C. Jones
Title:	Treasurer

CNX LAND RESOURCES INC.

By:

Name:	Robert P. King
Title:	President

CONSOL ENERGY SALES COMPANY

By:

Name:	Robert F. Pusateri
Title:	President and CEO

RESERVE COAL PROPERTIES COMPANY

By:

Name:	Dennis R. McCracken
Title:	Vice President

Address as to each Pledgor:
1800 Washington Road
Pittsburgh, Pennsylvania 15241

CONSOL DOCKS INC.

By:

Name:	James C. Grech
Title:	President

MTB INC.

By:
Name:	Robert P. King
Title:	President

TERRA FIRMA COMPANY

By:

Name:	Robert P. King
Title:	President

CONRHEIN COAL COMPANY

By:	Consolidation Coal Company, a general partner

By:

Name:	Daniel S. Cangilla
Title:	Treasurer

Address as to each Pledgor:
1800 Washington Road
Pittsburgh, Pennsylvania 15241

CONSOL OF WV LLC

By:

Name:	Guy J. Dreskler
Title:	Manager

Address:
1800 Washington Road
Pittsburgh, Pennsylvania 15241

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Collateral Trustee

By

Name:
Title:

Address:
Wilmington Trust Company, as Collateral
Trustee
Rodney Square North
1100 North Market Street
Wilmington, DE 19890
Attn: Corporate Trust Administration
Telephone: (302) 636-6043
Facsimile: (302) 636-4143
Email:

EXHIBIT A

[Statements of the various Accounts showing the property credited to each Account]